UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 23, 2009

VIROPHARMA INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-021699	23-2789550
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

397 EAGLEVIEW BOULEVARD, EXTON, PENNSYLVANIA	19341
(Address of Principal Executive Offices)	(Zip Code)

(610) 458-7300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment of Director Compensation

On February 23, 2009, the Board of Directors of ViroPharma Incorporated (the “Company”) amended the Company’s Board Compensation Policy to provide that directors that are not affiliated with the Company (“Unaffiliated Directors”) receive a cash retainer of $25,000 annually, a Lead Independent Director shall receive an additional annual retainer of $10,000; the Audit Committee Chairman shall receive an additional annual retainer of $10,000; the Compensation Committee Chairman and Nominating and Governance Committee Chairman shall receive an additional annual retainer of $5,000; and Unaffiliated Directors shall receive option grants once each year to purchase 15,000 shares of common stock, vesting in full after one year from the date of grant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIROPHARMA INCORPORATED

Date: February 27, 2009	By:	/s/ J. Peter Wolf
J. Peter Wolf
Vice President, General Counsel and Secretary